UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

STONERIDGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377

(Address of principal executive offices, and Zip Code)

(248) 489-9300

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On February 24, 2021, Stoneridge, Inc. (the “Company”) issued a press release announcing its results for the fourth quarter and full-year ended December 31, 2020. A copy of the press release is attached hereto as Exhibit 99.1. On February 25, 2021, members of the Company’s management will hold a full-year and fourth quarter 2020 earnings conference call to discuss the Company’s financial results and the presentation attached hereto as Exhibit 99.2, will accompany management’s comments.

The press release and earnings conference call presentation contain certain non-GAAP financial measures, including Adjusted Sales, Adjusted Gross Profit and Margin, Adjusted Operating Income (Loss) and Margin, Adjusted Income (Loss) Before Tax, Adjusted Net Income (Loss), Adjusted Earnings (Loss) per Share (“Adjusted EPS”), Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Adjusted EBITDA Margin, Adjusted Contribution Margin, Net Debt, Adjusted Income Tax Benefit and Adjusted Tax Rate. Management believes that the presentation of the non-GAAP financial measures used in the press release and earnings conference call presentation are useful to both management and investors in their analysis of the Company’s financial position, results of operations and expected results of operations because the Adjusted Sales, Adjusted Gross Profit and Margin, Adjusted Operating Income (Loss) and Margin, Adjusted Income (Loss) Before Tax, Adjusted Net Income (Loss), Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Contribution Margin, Net Debt, Adjusted Income Tax Benefit and Adjusted Tax Rate non-GAAP financial measures facilitate a period to period comparison of operating results by excluding significant unusual, non-recurring items in 2020 and 2019. For 2020, these items relate to the pre-tax share-based compensation accelerated vesting, after-tax and pre-tax change in fair value of the earn-out consideration related to the acquisition of the remaining 26% minority interest in Stoneridge Brazil, after-tax and pre-tax restructuring costs, after-tax and pre-tax business realignment costs, after-tax and pre-tax earnings in Autotech fund investment and after-tax impact of valuation allowance. For 2019, these items relate to the sales and pre-tax sales from disposed Non-core Products, pre-tax gain from disposal of Non-core Products, pre-tax change in fair value of the earn-out consideration related to the acquisition of the remaining 26% minority interest in Stoneridge Brazil, pre-tax restructuring costs, pre-tax business realignment costs, pre-tax loss (earnings) in Autotech fund investment, pre-tax share-based compensation accelerated vesting, pre-tax recovery of Brazilian indirect taxes, pre-tax one-time sale of Non-core product inventory and pre-tax capitalized software development expensed and capitalized. These non-GAAP financial measures, however, should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that non-GAAP financial measures used by the Company may not be comparable to non-GAAP financial measures used by other companies. Adjusted Sales, Adjusted Gross Profit and Margin, Adjusted Operating Income (Loss) and Margin, Adjusted Income (Loss) Before Tax, Adjusted Net Income (Loss), Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Contribution Margin, Net Debt, Adjusted Income Tax Benefit and Adjusted Tax Rate should not be considered a substitute for Sales, Gross Profit (Loss), Operating Income (Loss), Income (Loss) Before Tax, Net Income (Loss), Earnings (Loss) per Share, Debt, Income Tax Benefit, or Tax Rate prepared in accordance with GAAP.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

After a comprehensive search by a national third-party search firm conducted on behalf of the Nominating and Corporate Governance Committee (the “NCG Committee”) of the Company’s Board of Directors (the “Board”) and after a recommendation by the NCG Committee, effective February 22, 2021, the Board elected Frank S. Sklarsky to fill the vacancy created on the Board after the Board increased the Board’s size by one to bring the total number of directors to nine (9). Mr. Sklarsky will serve a term that continues until May 11, 2021, the date of the 2021 Annual Meeting of Shareholders. Mr. Sklarsky is expected to be a nominee for Board election by the shareholders at the 2021 Annual Meeting of Shareholders. The Company expects that Mr. Sklarsky will be appointed to the Board’s Audit Committee.

Mr. Sklarsky, aged 64, currently serves on the Board of Directors of two privately held companies, Nexa3d, Inc., and Cenveo. From 2012 to 2017, Mr. Sklarsky was a director and audit committee chair of Harman International (NYSE: HAR). From 2013 to 2017, Mr. Sklarsky Executive Vice President and Chief Financial Officer of PPG Industries, Inc. From 2010 to 2012, he was Executive Vice President and Chief Financial Officer of Tyco International. From 2006 to 2010 he was Executive Vice President and Chief Financial Officer of Eastman Kodak Company. From 2004 to 2006, he was Executive Vice President and Chief Financial Officer of Conagra Foods, Inc. Earlier in his career, Mr. Sklarsky spent 20 years with Chrysler in a series of senior financial leadership roles, and he also served in executive finance positions with Dell, Inc. Mr. Sklarsky earned his MBA from Harvard Business School (1983), and his Bachelor of Science in Accounting from Rochester Institute of Technology (1979). He started his career at Ernst & Young LLP.

Mr. Sklarsky’s compensation for his services as a director will be consistent with that of the Company’s other non-management directors, as described in Stonridge, Inc.’s definitive proxy statement, filed with the Securities and Exchange Commission on April 2, 2020, under “Director Compensation.”

There are no arrangements or understandings between Mr. Sklarsky and any other person pursuant to which Mr. Sklarsky was elected as a director. The Company believes there are no transactions in which Mr. Sklarsky has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Sklarsky meets the independence criteria set forth in Stoneridge’s corporate governance guidelines and applicable rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange.

ITEM 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 above is hereby incorporated herein by reference.

The information in this report, including the press release and the earnings conference call presentation furnished as Exhibits 99.1 and 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. In addition, the exhibits furnished herewith contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibits.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 24, 2021, announcing results for the fourth quarter and full-year ended December 31, 2020

99.2	Full-year and fourth quarter 2020 results earnings conference call presentation dated February 25, 2021

99.3	Press release dated February 24, 2021, announcing the election of Frank S. Sklarsky to the Company’s Board of Directors

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: February 24, 2021	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)